UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2010

RTI BIOLOGICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:         (386) 418-8888

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

As described under Item 5.07 of this Current Report, on April 20, 2010, at the RTI Biologics, Inc. Annual Meeting of Stockholders, the RTI Biologics, Inc. 2010 Equity Incentive Plan (the “Plan”) was approved and adopted by a vote of our stockholders. The Plan was approved by our board of directors on March 16, 2010, subject to shareholder approval at the annual meeting. The principal features of the Plan are summarized in the proxy statement furnished to stockholders in connection with the annual meeting, which was filed with the Securities and Exchange Commission on March 19, 2010.

A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 20, 2010, the Annual Meeting of Stockholders of RTI Biologics, Inc. was held. All matters submitted to a vote of our stockholders as described in the proxy statement furnished to stockholders in connection with the annual meeting, which was filed with the Securities and Exchange Commission on March 19, 2010, were approved. The number of shares of common stock entitled to vote at the annual meeting was 54,419,766. The number of shares of common stock present or represented by valid proxy was 40,533,268. At the annual meeting, our stockholders took the following actions:

1. Election of Directors — Stockholders elected three Class III directors, Brian K. Hutchison, Roy D. Crowninshield and Julianne M. Bowler, to serve on our board of directors for a term of three years or until their successors are duly elected and qualified, subject to their earlier resignation or removal. The number of votes cast for each of these individuals is as set forth below:

Name	Number of Votes For	Number of Votes Withheld
Brian K. Hutchison	39,852,763	680,505
Roy D. Crowninshield	37,778,126	2,755,142
Julianne M. Bowler	39,278,797	1,254,471

2. Approval of the RTI Biologics, Inc. 2010 Equity Incentive Plan — Stockholders approved the RTI Biologics, Inc. 2010 Equity Incentive Plan. The vote totals were 24,796,365 shares for, 15,581,435 shares against and 155,468 share abstentions.

Banks and brokers were not eligible to vote shares for which they did not receive instructions from the beneficial owners thereof on these proposals.

ITEM 9.01	— FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	Description of Document
Exhibit 10.1	RTI Biologics, Inc. 2010 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI BIOLOGICS, INC.

Date: April 22, 2010	By:	/s/ Thomas F. Rose
	Name: Title:	Thomas F. Rose Executive Vice President and Chief Financial Officer